UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2015

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Global Plus Fund
Report from MFG Asset Management	8
Investment Highlights	10
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	12
Investment Highlights	14
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	16
Investment Highlights	18
Frontier Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	20
Investment Highlights	21
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	24
Investment Highlights	26
Expense Example	27
Schedules of Investments
Frontier MFG Global Equity Fund	29
Frontier MFG Global Plus Fund	30
Frontier MFG Core Infrastructure Fund	31
Frontier Timpani Small Cap Growth Fund	34
Frontier Netols Small Cap Value Fund	37
Frontier Phocas Small Cap Value Fund	39
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	49
Notes to Financial Statements	57
Voting Results of Special Meeting of Shareholders	65

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2015. The S&P 500 Index was up 0.15% and small capitalization stocks were down, with the Russell 2000® Index returning -8.75%. International stocks, as measured by the MSCI EAFE Index, returned -6.01% over the six month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 0.15% (net) versus the MSCI World Index (Net) return of -3.41% for the six month period ending December 31, 2015.

The Frontier MFG Global Plus Fund, also managed by MFG, returned -0.13% (net) versus the MSCI World Index (Net) return of -3.41% for the six month period ending December 31, 2015.

For the six month period ending December 31, 2015, the Frontier MFG Core Infrastructure Fund, also managed by MFG, returned 4.78% (net) versus the S&P Global Infrastructure Index return of -9.10%.

The Frontier Timpani Small Cap Growth Fund, Institutional Class, managed by Timpani Capital Management, returned -14.05% (net) versus the Russell 2000® Growth Index return of -9.31% for the six month period ending December 31, 2015. The Class Y shares returned -14.19% (net) over the same time period.

For the six month period ending December 31, 2015, the Frontier Netols Small Cap Value Fund, Institutional Class, managed by Netols Asset Management, returned -8.99% (net) versus the Russell 2000® Value Index return of -8.17%. The Class Y shares returned -8.96% (net) over the same time period.

The Frontier Phocas Small Cap Value Fund, managed by Phocas Financial, returned -4.83% (net) versus the Russell 2000 Value Index return of -8.17% for the six month period ending December 31, 2015.

Outlook

Calendar year 2015 was like A Tale of Two Cities. The first six months of the year were generally strong, with small but solid gains in both U.S. and non-U.S. equity markets and very strong performance in small cap U.S. stocks, especially growth-oriented names. The second half of the year was almost the polar opposite; U.S. and non-U.S. equities gave back the gains they had enjoyed in the first half of the year, and small cap U.S. stocks were largely routed. Market volatility spiked during the year, and three overriding themes seemed to have a pervasive effect on markets: 1) a plunge in oil prices, which fell nearly 40%; 2) an unexpectedly sharp rise in the U.S. dollar; and 3) concerns about emerging markets, especially China. As we enter 2016, we will work diligently to navigate markets with the care and diligence necessary in these tumultuous times.

We will continue to oversee the investment management of the Frontier Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Shareholders:

The investment objective of the Frontier MFG Global Equity Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 0.15%, net of fees, for the six month period ending December 31, 2015, compared to -3.41% for the MSCI World Index (Net). For the year, the Fund returned 3.78%, net of fees, compared to the benchmark's return of -0.87%.

We do not manage the Fund against short-term performance metrics, and it is inevitable the Fund will underperform markets at some point in the future. We feel strongly that people cannot retire on "relative investment returns;" only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged on the absolute returns of our strategy over time.

Fund Outlook and Strategy

The current risk pricing environment for high quality assets is quite extraordinary in a historical context. Pricing for sovereign credit, high quality corporate and financial credit and other high quality defensive assets is at, or near, record highs at present. The pricing of high quality assets reflects the prevailing environment of ultra-low policy rates and massive Quantitative Easing (QE) programmes over the past eight years by the G4 central banks (the U.S. Federal Reserve (Fed), the Bank of England (BOE), the Bank of Japan (BOJ) and the European Central Bank (ECB)) and the accumulation of foreign exchange reserves by China, Saudi Arabia and Switzerland, which have had policies to peg their currencies to either the U.S. dollar or the euro. We refer to these collectively as the G7 Central Banks.

Equity markets have become more challenging and value has become harder to find as share prices have continued to rise. While nothing is certain in investing, we predict that the next three years will be challenging for equities as they battle the headwind of rising long-term interest rates.

In April 2015, we increased the cash weighting of the Fund to approximately 15% (cash weighting at December 31, 2015, is approximately 13%). The cash weighting increases the defensiveness of our portfolio and should act as a partial hedge to increasing interest rates. In addition, we have reduced our exposure to emerging markets and euro earnings. We have also materially reduced our exposure to high quality defensive equities, as they are particularly exposed to higher than expected bond yields as relative pricing is very stretched.

We feel comfortable with the Fund's overall risk profile and construction. We believe it is likely to deliver satisfactory returns over the next investment cycle, while also exhibiting below-benchmark downside risk in the event that there is a major downturn in markets.

The Fund

On December 31, 2015, the Fund held 26 investments. Over the six months to December 31, 2015, the three investments, continuously held to the end of the period, with the strongest returns in local currency, were Alphabet (formerly Google) (+48.2%), Microsoft (+27.1%), and Home Depot (+20.0%) while the investments with the weakest returns were Tesco (-29.7%), QUALCOMM (-19.1%) and Yum! Brands (-18.1%). On an absolute basis, the three largest contributors to the Fund's return, in local currency, were Microsoft, Alphabet and eBay which added +1.8%, +1.2% and +0.9% respectively. Conversely, the three bottom contributors were Tesco, Yum! Brands and IBM, which detracted -1.2%, -0.9% and -0.7%, respectively.

Within the current macroeconomic environment we continue to see value in high-quality companies exposed to certain investment themes. The Fund continues to be exposed to the following major investment themes:

•  Technology/software. We believe that the entrenched global enterprise software companies continue to have enormous competitive advantages and exhibit attractive investment characteristics.

•  U.S. housing recovery. A recovery in new housing construction should drive a strong cyclical recovery in companies exposed to U.S. housing and also provide a strong boost to the overall economy.

•  The move to a cashless society. There continues to be a strong secular shift from spending via cash and cheque to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. In our opinion, the explosion of smart and internet-connected, mobile devices will accelerate this shift on a global basis. We believe that there are only a limited number of companies that are well positioned to directly benefit from this structural shift.

•  U.S. interest rates. In our view, it is likely that U.S. short- and long-term interest rates will "normalize" over the next two years as the U.S. economy recovers. Now that the Fed has ended its QE programme, this may occur alongside the shrinking (or sterilisation) of its balance sheet, as well as the normal monetary policy action of lifting the Federal Funds Rate (FFR).

•  Emerging market consumption growth. The Fund gains its exposure via selective investments in multinational consumer franchises.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2016, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/15	FUND	INDEX
SIX MONTHS	0.15%	(3.41)%
ONE YEAR	3.78%	(0.87)%
AVERAGE ANNUAL SINCE INCEPTION	14.06%	11.47%
Fund Expenses
GROSS EXPENSE RATIO	0.88%
NET EXPENSE RATIO	0.82%

FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Plus Fund returned -0.13%, net of fees, for the six month period ending December 31, 2015, compared to -3.41% the MSCI World Index (Net). Since inception on March 23, 2015, the Fund returned -1.03%, net of fees, compared to the benchmark's return of -5.05%.

We feel strongly that people cannot retire on "relative investment returns;" only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged by the Fund's absolute returns over time.

Fund Outlook and Strategy

The current risk pricing environment for high quality assets is quite extraordinary in a historical context. Pricing for sovereign credit, high quality corporate and financial credit and other high quality defensive assets is at, or near, record highs at present. The pricing of high quality assets reflects the prevailing environment of ultra-low policy rates and massive Quantitative Easing (QE) programmes over the past eight years by the G4 central banks (the U.S. Federal Reserve (Fed), the Bank of England (BOE), the Bank of Japan (BOJ) and the European Central Bank (ECB)) and the accumulation of foreign exchange reserves by China, Saudi Arabia and Switzerland, which have had policies to peg their currencies to either the U.S. dollar or the euro. We refer to these collectively as the G7 Central Banks.

Equity markets have become more challenging and value has become harder to find as share prices have continued to rise. While nothing is certain in investing, we predict that the next three years will be challenging for equities as they battle the headwind of rising long-term interest rates.

In April 2015, we increased the cash weighting of the Fund to approximately 15% (cash weighting at December 31, 2015, is approximately 12%). The cash weighting increases the defensiveness of our portfolio and should act as a partial hedge to increasing interest rates. In addition, we have reduced our exposure to emerging markets and euro earnings. We have also materially reduced our exposure to high quality defensive equities, as they are particularly exposed to higher than expected bond yields as relative pricing is very stretched.

We feel comfortable with the Fund's overall risk profile and construction. We believe it is likely to deliver satisfactory returns over the next investment cycle, while also exhibiting below-benchmark downside risk in the event that there is a major downturn in markets.

The Fund

On December 31, 2015, the Fund held 26 investments. Over the six months to December 31, 2015, the three investments, continuously held to the end of the period, with the strongest returns in local currency, were Alphabet (formerly Google) (+48.2%), Microsoft (+27.1%), and Home Depot (+20.0%) while the investments with the weakest returns were Tesco (-29.7%), QUALCOMM (-19.1%) and Yum! Brands (-18.1%). On an absolute basis, the three largest contributors to the Fund's return, in local currency, were Microsoft, Alphabet and eBay which added +1.8%, +1.2% and +0.9%, respectively. Conversely, the three bottom contributors were Tesco, Yum! Brands and IBM, which detracted -1.2%, -0.9% and -0.7%, respectively.

Within the current macroeconomic environment, we continue to see value in high-quality companies exposed to certain investment themes. The Fund continues to be exposed to the following major investment themes:

•  Technology/software. We believe that the entrenched global enterprise software companies continue to have enormous competitive advantages and exhibit attractive investment characteristics.

•  U.S. housing recovery. A recovery in new housing construction should drive a strong cyclical recovery in companies exposed to U.S. housing and also provide a strong boost to the overall economy.

•  The move to a cashless society. There continues to be a strong secular shift from spending via cash and cheque to cashless forms of payments, such a credit cards, debit cards, electronic funds transfer and mobile payments.

•  U.S. interest rates normalizing over the next two years as the U.S. economy continues to recover.

•  Emerging market consumption growth via selective investments in multinational consumer franchises.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2016, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/15	FUND	INDEX
SIX MONTHS	(0.13)%	(3.41)%
SINCE INCEPTION	(1.03)%	(5.05)%
Fund Expenses
GROSS EXPENSE RATIO	4.97%
NET EXPENSE RATIO	0.81%

FRONTIER
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The objective is currently measured against the S&P Global Infrastructure Index.

The types of infrastructure assets in which the Fund invests are generally natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities: Utilities comprise approximately 65% of the Fund and includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

Performance Review

The Frontier MFG Core Infrastructure Fund returned 4.78%, net of fees, for the six month period ending December 31, 2015. The Fund's return outperformed the -9.10% return of its benchmark, the S&P Global Infrastructure Index, by 13.88%. For the year, the Fund returned -1.03%, net of fees, compared to the benchmark's return of -11.46%. The negative return for the year was impacted by the appreciation of the U.S. dollar over the period. The U.S. dollar hedged version of the benchmark index was down only 7.4% for the year.

The last year has provided a clear demonstration of the importance of how a global listed infrastructure investor defines their investment universe. As we have noted in previous investor letters, MFG applies a conservative definition of the infrastructure investment universe that is designed to provide investors with predictable, through the cycle, inflation linked returns. This means that MFG excludes those stocks from the investable universe whose earnings are materially impacted by competition, sovereign risk and, importantly in the last year, changes in commodity prices. Outperformance over listed infrastructure and global equities benchmarks reflects the limited exposure of the Fund to stocks impacted by falling energy prices and, to a lesser extent, emerging markets.

Seventy-five of the 89 stocks in the Fund generated a positive shareholder return in the period. Particularly strong returns were provided by U.S. utilities Piedmont Natural Gas (Total Shareholder Return (TSR) of +63.8%), TECO Energy (+53.7%) and Empire District Electric Co. (+31.8%). Other strong performers included Mexican airport company GAPB (+44.6%), Sydney Airport (+30.1%), and other U.S. utilities Westar Energy (+26.3%), PNM Resources (+26.1%) and Atmos Energy (+24.6%).

All sectors held by the Fund, except Energy Infrastructure, delivered positive returns for the period. The Airports sector provided a weighted average TSR of +18.5%, the Power Transmission & Distribution sector +13.1%, Integrated Power +12.8% and Gas Utilities +11.9%. The Energy Infrastructure sector was clearly impacted by the fall in oil prices; however, we remain confident that this will have only marginal impacts on the earnings of those stocks held in the Fund.

Geographically, the Fund's Latin American exposures generated a TSR of +17.9%, U.S. stocks were up +13.5% and Australian/New Zealand stocks provided a TSR of +12.9%.

As previously mentioned, the performance of the benchmark was negatively impacted by stocks with a material exposure to oil prices. Examples of significantly weighted stocks in the index, but not held by the Fund, caught up in the commodity price falls included Kinder Morgan (TSR of -59.9% for the period), The Williams Companies (-53.6%) and Cheniere Energy (-46.2%).

Portfolio Outlook and Strategy

The Fund is designed to provide reliable returns over the medium-to-longer term. We believe that infrastructure and utility assets, with requisite earnings reliability and a linkage of earnings to inflation, offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  The UBS Developed Infrastructure & Utilities Index (Net), a former benchmark index for the Frontier MFG Core Infrastructure Fund, was discontinued on April 1, 2015.

**  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2016, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

***  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return***

FOR PERIODS ENDED 12/31/15	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	4.78%	(3.41)%	(9.10)%
ONE YEAR	(1.03)%	(0.87)%	(11.46)%
AVERAGE ANNUAL SINCE INCEPTION	10.79%	10.35%	6.39%
Fund Expenses
GROSS EXPENSE RATIO	0.93%
NET EXPENSE RATIO	0.70%

FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the growth gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the growth gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

For the six months ended December 31, 2015, the Fund underperformed its benchmark, the Russell 2000® Growth Index, returning -14.05%, net of fees, compared to -9.31% for the benchmark. For the year, the Fund returned -2.68%, net of fees, compared to -1.38% for the Index.

Stock selection drove the majority of the negative impact, while sector allocation was also a negative impact on the portfolio. While we outperformed in the third quarter, the main theme during the fourth quarter was rotation — rotation away from high-performance stocks and into lower-performance stocks. This profit-taking represented a broad-based headwind, especially within Health Care, which had been one of our strongest areas of performance in the first half of calendar 2015. While we also took some profits along the way, the stylistic headwinds were too powerful to overcome. Stock selection within Energy was the only notable positive, while Health Care was a noteworthy headwind to performance. An overweight in Health Care and a slight overweight in Energy were the main detractors to performance from a sector allocation standpoint. We had several individual winners, but the magnitude of contribution was dulled by the aforementioned rotation. Our largest individual winner was LendingTree, a Timpani holding for over three years. It continued to post strong results, especially in its non-mortgage segment. Consumers are increasingly using the internet to shop for money and LendingTree is efficiently connecting those consumers to various financial lenders. Another winner was Health Care stock, INC Research Holdings, a contract research organization. It reported impressive results and a positive outlook relative to expectations. Health Care stocks, Adeptus Health and Horizon Pharma, notable winners from earlier in 2015, were notable losers in the second half of 2015. Adeptus Health operates free-standing emergency medical centers and faced questions about the sustainability of its pricing model. Horizon Pharma was sold from the portfolio as concerns about pricing and the sustainability of organic growth came into question.

Portfolio Outlook

Most stock indices were lower in the second half of the year, and the weakness domestically was led by small cap stocks. The third quarter was characterized by a very weak market and mini-crash, while the fourth quarter saw the market gain its footing and rise.

In December 2015, after months of speculation, the Federal Reserve finally raised interest rates for the first time in about a decade. Commentary from the Fed suggests further increases will be gradual and drawn out over time which should be well-received by markets. Importantly, rising interest rates by the Fed are most likely to be accompanied by further improvement in the domestic economy. The biggest macro risk is economic recession and that seems very unlikely in the intermediate term. Meanwhile, international central banks remain very accommodative, supporting global growth prospects.

China is a source of anxiety for investors. The dislocation in China's stock market and currency is disturbing, but the likelihood of it derailing U.S. growth seems minimal. Falling commodity prices and its impact on earnings and high-yield debt securities is another source of concern for investors. Timpani has minimal direct exposure to these issues, but is closely monitoring potentially broader implications.

On a micro level, we think the fundamental backdrop remains constructive for the U.S. economy. Data points from company management teams continue to confirm the economy is on solid footing and that secular growth can be found in numerous pockets of the economy. That growth is being sought by investors and can potentially drive upside to analyst estimates and lead to strong stock price performance. Based on where we are in the current stock market cycle, we expect secular growth and upside surprise to be embraced by the marketplace.

During the period, we continued to focus on finding robust and sustainable growers where the growth is being underestimated. That research has resulted in some sector weight changes that vary from the benchmark weights. The only notable overweight is Technology, while notable underweights include Producer Durables and Health Care.

We will continue to make it our mission to find companies that have characteristics consistent with our investment process. We believe this approach is most value-added for shareholders over the long term.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2016, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/15	FUND	INDEX
SIX MONTHS	(14.05)%	(9.31)%
ONE YEAR	(2.68)%	(1.38)%
AVERAGE ANNUAL SINCE INCEPTION	10.79%	10.22%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.52%
NET EXPENSE RATIO	1.10%

FRONTIER
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontier Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2015, the Frontier Netols Small Cap Value Fund (Institutional Class) returned -8.99%, net of fees, compared to -8.17% for the Russell 2000 Value Index. For the year, the Fund returned -6.58%, net of fees, compared to -7.47% for the Index.

Portfolio Review

During the second half of 2015, the main factor impacting the financial markets was the action by the Federal Reserve. After postponing a rate hike in the September quarter, the Fed raised rates in December with the indication of four additional increases in 2016. While this provided some clarity domestically, questions remained about the strength of the world economy. As a result, the ECB cut the savings rate and extended quantitative easing by six months. Additionally, economic weakness in China prompted a 50 basis point rate cut and emerging markets continued to experience capital outflows. The result was a softening of the high yield and equity markets. Overall, more domestically focused Utilities, Financials, and Consumer Staples outperformed on a relative basis while commodity focused Energy and Materials underperformed during the period.

Positive Contributions to Relative Performance in the Second Half of 2015:

•  Stock selection in Materials, Energy, Consumer Staples, and Financials sectors

•  Overweight in Consumer Staples sector

•  Underweight in Energy

•  Best performing stocks for the period: Willbros Group, Acuity Brands, Casey's General Stores, Education Realty Trust, Selective Insurance Group

Negative Contributions to Relative Performance in the Second Half of 2015:

•  Stock selection in Health Care and Information Technology sectors

•  Overweight in Consumer Discretionary sector

•  Underweight in Financials and Utilities sectors

•  Worst performing stocks for the period: Commercial Vehicle Group, Accuride, Cloud Peak Energy, Bill Barret, Kindred Healthcare

Portfolio Outlook

We believe the U.S. economy remains stable, driven by a modestly improving employment outlook. However, softness in some international economies and in particular China has raised concerns. Added to the mix is increased geopolitical tension in various parts of the world. These factors raise doubts about the ability of the Federal Reserve to continue on the path of higher rates.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

This chart assumes an initial gross investment of $100,000 made on 12/31/05. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2016, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 12/31/15	FUND	INDEX
SIX MONTHS	(8.99)%	(8.17)%
ONE YEAR	(6.58)%	(7.47)%
FIVE YEAR AVERAGE ANNUAL	8.13%	7.67%
TEN YEAR AVERAGE ANNUAL	6.97%	5.57%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.18%
NET EXPENSE RATIO	1.10%

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FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six-month period ended December 31, 2015, the Frontier Phocas Small Cap Value Fund returned -4.83%, net of fees, compared to the -8.17% return of the benchmark, the Russell 2000 Value Index (the "Benchmark" or the "Index"). For the calendar year, the Fund returned -4.35%, net of fees, compared to -7.47% for the Index.

Portfolio Review and Strategy

For the third quarter, M&A finally made a statement within the Fund. As we have said in the past, we do not intentionally buy stocks for that reason, but reasonably run small companies valued cheaply tend to make good acquisition targets. Atmel, a semiconductor company, finally announced a deal after reviewing strategic alternatives. Dialog Semiconductor, a London, U.K.-based company, offered to buy Atmel for both cash and stock. Solera Holdings, another technology holding that is also an insurance company underneath, was acquired by Vista Equity Partners, a private equity firm. On the other end of the spectrum, Blackstone, another private equity firm, in September offered to buy Strategic Hotels & Resorts for cash plus assumed debt. Our biggest outperformer in the third quarter was AMERCO (U-Haul). Banks and Real Estate also lifted returns. The biggest individual detractor for the third quarter was Park-Ohio Holdings, a supplier of industrial supply chain logistics closely tied to the transportation industry. A missed EPS quarter, and an out-of-favor Industrial sector did not help, but we remain confident in the company's future. The second largest laggard was Verint Systems. As a provider of large data business analytics, this company has a bright future. Unfortunately, they guided earnings downward and, needless to say, their share price was taken down accordingly. We do not feel anything has changed fundamentally with either company, and continue to hold the positions.

The biggest individual contributor for the fourth quarter was within Financials. NewBridge Bancorp, a North Carolina based community bank, rose more than 40% as it was being acquired by local peer Yadkin Financial Corp. The deal is expected to close in early 2016. Accuray, a medical imaging device company, was up more than 30%, as backlog and sales began to build after their new product launch. Surprisingly, a very modest small electric company, Empire District Electric, was up nearly 30%. Slow and steady won the race during the quarter. Another Health Care company, PharMerica, an institutional pharmacy services company, was our fourth best performer, climbing more than 20%. Given the weakness within Energy, one could easily assume that most of the top detractors would come from that segment. That, however, was not the case. In fact, none of the worst performers came from that sector. The worst performer was within Consumer Discretionary: retailer JC Penney, down nearly 30%. Many of their peers were equally hit hard during the quarter including Wall Street favorite, Macy's. We believe the valuation discount is excessive, and are waiting patiently for price recovery. Within Technology, Mentor Graphics declined, down more than 20%. They badly missed earnings due to the loss of a large client. Their remaining business, though, remains solid, their balance sheet quality is high, and we believe that management will recover much or all of that business revenue elsewhere at better margins. Within Industrials, we had two major names down over 20%: Allegiant Travel, a leisure travel air carrier serving small to medium sized cities, and MYR Group, an industrial company providing electrical construction services focusing on transmission lines, electric substations, and electricity distribution systems. We continue to believe in both of these businesses, as well as their future prospects.

With the strong gains in the U.S. stock market over the last several years, finding attractive significantly undervalued stocks has been more difficult, but there are still values to be found. Safer areas like Consumer Staples, Health Care, and Utilities have become quite fully valued as cautious investors migrate from fixed income and migrate towards equities. Even global investors want more U.S. equities given the strengthening dollar trends. In our opinion, though, some of the more cyclical areas in the equity markets remain undervalued. There are usually unrecognized values in every sector, however, and our perennial mission is to find them.

We continue to sell off highly appreciated positions as well as under-performing names that remain fundamentally challenged, and also continue to reinvest in low-valued names. Despite fair valuations within the broader domestic equity market, select stocks still continue to represent investment opportunities. We have focused a lot of attention within Consumer Discretionary, as it had a few of the harder hit subsectors this year, especially specialty retail and apparel. We continue to evaluate the quality of assets within the Energy sector complemented by the quality of balance sheets that will allow companies to survive what we think are currently unsustainably low commodity crude and natural gas prices.

We made a number of changes within the portfolio this quarter, positioning to take advantage of various market mispricings, and believe that the Fund is well positioned to benefit from new management teams improving their businesses.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2016, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/15	FUND	INDEX
SIX MONTHS	(4.83)%	(8.17)%
ONE YEAR	(4.35)%	(7.47)%
FIVE YEAR AVERAGE ANNUAL	9.03%	7.67%
AVERAGE ANNUAL SINCE INCEPTION	7.22%	4.62%
Fund Expenses
GROSS EXPENSE RATIO	1.54%
NET EXPENSE RATIO	1.10%

Frontier Funds

EXPENSE EXAMPLE

December 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus and Frontier MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2015 (Unaudited)

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,001.50	0.80%	$4.02
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Global Plus Fund
Actual Fund Return	$1,000.00	$998.70	0.80%	$4.02
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Core Infrastructure Fund
Actual Fund Return	$1,000.00	$1,047.80	0.70%	$3.60
Hypothetical 5% Return	$1,000.00	$1,021.62	0.70%	$3.56
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$859.50	1.10%	$5.14
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return	$1,000.00	$858.10	1.50%	$7.01
Hypothetical 5% Return	$1,000.00	$1,017.60	1.50%	$7.61
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$910.10	1.10%	$5.28
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$910.40	1.10%	$5.28
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58
Phocas Small Cap Value Fund
Actual Fund Return	$1,000.00	$951.70	1.10%	$5.40
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 85.0%
	Australia 2.4%
1,463,589	Woolworths Ltd.	$26,129,614
	France 2.4%
307,839	Sanofi	26,295,299
	Netherlands 1.7%
415,839	Unilever NV	18,124,068
	Switzerland 1.4%
208,658	Nestle SA	15,530,605
	United Kingdom 6.5%
38,341,677	Lloyds Banking Group PLC	41,301,820
13,353,171	Tesco PLC (a)	29,429,615
		70,731,435
	United States 70.6%
10,698	Alphabet, Inc. - Class A (a)	8,323,151
22,144	Alphabet, Inc. - Class C (a)	16,804,647
315,896	Apple, Inc.	33,251,213
442,033	CVS Health Corp.	43,217,566
1,586,811	eBay, Inc. (a)	43,605,566
1,504,984	Intel Corp.	51,846,699
319,256	International Business Machines Corp.	43,936,011
669,014	Lowe's Companies, Inc.	50,871,825
323,619	MasterCard, Inc. - Class A	31,507,546
1,339,577	Microsoft Corp.	74,319,732
1,186,678	Oracle Corp.	43,349,347
1,278,343	PayPal Holdings, Inc. (a)	46,276,017
402,689	QUALCOMM, Inc.	20,128,410
308,329	State Street Corp.	20,460,712
527,162	Target Corp.	38,277,233
540,887	The Bank of New York Mellon Corp.	22,295,362
292,926	The Home Depot, Inc.	38,739,463
696,621	Visa, Inc. - Class A	54,022,958
Number of Shares		Value
	United States 70.6% (continued)
849,875	Wells Fargo & Co.	$46,199,205
612,394	Yum! Brands, Inc.	44,735,382
		772,168,045
	Total Common Stocks
	(Cost $821,000,149)	928,979,066
SHORT-TERM INVESTMENTS 12.8%
	Investment Company 12.8%
139,804,334	STIT Liquid Assets Portfolio - Institutional Class, 0.29%	139,804,334
	Total Short-Term Investments
	(Cost $139,804,334)	139,804,334
	Total Investments 97.8%
	(Cost $960,804,483)	1,068,783,400
	Other Assets in Excess of Liabilities 2.2%	24,050,563
	TOTAL NET ASSETS 100.0%	$1,092,833,963

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	42.8%
Consumer Discretionary	15.8
Consumer Staples	12.1
Financials	11.9
Health Care	2.4
Total Common Stocks	85.0
Total Short-Term Investments	12.8
Total Investments	97.8
Other Assets in Excess of Liabilities	2.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 62.7%
	Australia 1.8%
12,523	Woolworths Ltd.	$223,574
	France 1.8%
2,679	Sanofi	228,838
	Netherlands 1.3%
3,640	Unilever NV	158,648
	Switzerland 1.0%
1,785	Nestle SA	132,859
	United Kingdom 4.7%
328,058	Lloyds Banking Group PLC	353,385
114,252	Tesco PLC (a)	251,805
		605,190
	United States 52.1%
92	Alphabet, Inc. - Class A (a)	71,577
194	Alphabet, Inc. - Class C (a)	147,223
2,707	Apple, Inc.	284,939
3,787	CVS Health Corp.	370,255
13,577	eBay, Inc. (a)	373,096
13,046	Intel Corp.	449,435
2,765	International Business Machines Corp.	380,519
5,732	Lowe's Companies, Inc.	435,860
2,811	MasterCard, Inc. - Class A	273,679
11,670	Microsoft Corp.	647,451
10,153	Oracle Corp.	370,889
11,186	PayPal Holdings, Inc. (a)	404,933
3,445	QUALCOMM, Inc.	172,198
2,638	State Street Corp.	175,058
4,571	Target Corp.	331,900
4,628	The Bank of New York Mellon Corp.	190,766
2,510	The Home Depot, Inc.	331,948
6,037	Visa, Inc. - Class A	468,170
Number of Shares		Value
	United States 52.1% (continued)
7,437	Wells Fargo & Co.	$404,275
5,240	Yum! Brands, Inc.	382,782
		6,666,953
	Total Common Stocks
	(Cost $8,196,724)	8,016,062
SHORT-TERM INVESTMENTS 11.5%
	Investment Company 11.5%
1,473,239	STIT Liquid Assets Portfolio - Institutional Class, 0.29%	1,473,239
	Total Short-Term Investments
	(Cost $1,473,239)	1,473,239
	Total Investments 74.2%
	(Cost $9,669,963)	9,489,301
	Other Assets in Excess of Liabilities 25.8%	3,303,216
	TOTAL NET ASSETS 100.0%	$12,792,517

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	31.6%
Consumer Discretionary	11.6
Consumer Staples	8.9
Financials	8.8
Health Care	1.8
Total Common Stocks	62.7
Total Short-Term Investments	11.5
Total Investments	74.2
Other Assets in Excess of Liabilities	25.8
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.2%
	Australia 7.6%
330,577	APA Group	$2,090,933
1,223,041	AusNet Services	1,323,474
688,628	DUET Group	1,144,108
593,333	Spark Infrastructure Group	830,133
661,388	Sydney Airport	3,060,397
601,862	Transurban Group	4,591,888
		13,040,933
	Austria 0.4%
6,818	Flughafen Wien AG	649,072
	Canada 8.0%
42,156	Emera, Inc.	1,317,051
148,103	Enbridge, Inc.	4,923,566
83,123	Fortis, Inc.	2,247,331
154,791	TransCanada Corp.	5,055,290
12,902	Valener, Inc.	167,930
		13,711,168
	France 6.0%
29,358	Aeroports de Paris	3,420,213
69,056	Eutelsat Communications SA	2,071,298
162,743	Groupe Eurotunnel SE	2,026,837
101,933	SES SA - ADR	2,833,103
		10,351,451
	Germany 1.1%
27,408	Fraport AG Frankfurt Airport Services Worldwide	1,755,575
6,286	Hamburger Hafen und Logistik AG	96,049
		1,851,624
	Hong Kong 3.2%
588,652	Power Assets Holdings Ltd.	5,415,564
	Italy 8.3%
185,719	Atlantia SpA	4,944,864
1,010,252	Snam SpA	5,302,843
80,260	Societa Iniziative Autostradali e Servizi SpA	854,786
Number of Shares		Value
	Italy 8.3% (continued)
596,278	Terna Rete Elettrica Nazionale SpA	$3,081,928
		14,184,421
	Mexico 2.2%
106,238	Grupo Aeroportuario del Centro Norte SAB de CV	517,428
159,984	Grupo Aeroportuario del Pacifico SAB de CV - Class B	1,413,210
87,896	Grupo Aeroportuario del Sureste SAB de CV - Class B	1,245,217
611,157	OHL Mexico SAB de CV (a)	643,267
		3,819,122
	Netherlands 1.0%
37,925	Koninklijke Vopak NV	1,635,007
	New Zealand 1.3%
353,253	Auckland International Airport Ltd.	1,389,237
351,447	Vector Ltd.	761,977
		2,151,214
	Spain 9.5%
279,816	Abertis Infraestructuras SA	4,381,961
44,497	Aena SA (a)	5,096,867
79,062	Cellnex Telecom SAU	1,481,279
70,825	Enagas SA	2,001,206
40,130	Red Electrica Corp. SA	3,362,883
		16,324,196
	Switzerland 0.8%
1,822	Flughafen Zuerich AG	1,370,684
	United Kingdom 6.9%
373,252	National Grid PLC	5,158,606
122,312	Pennon Group PLC	1,552,499
69,953	Severn Trent PLC	2,245,038
202,294	United Utilities Group PLC	2,789,882
		11,746,025

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.2% (continued)
	United States 39.9%
7,159	ALLETE, Inc.	$363,892
18,445	Alliant Energy Corp.	1,151,890
42,746	Ameren Corp.	1,847,910
67,166	American Electric Power Co., Inc.	3,913,763
6,560	American States Water Co.	275,192
38,958	American Tower Corp.	3,776,978
31,756	American Water Works Co., Inc.	1,897,421
31,147	Aqua America, Inc.	928,181
17,858	Atmos Energy Corp.	1,125,768
9,229	Avista Corp.	326,430
7,850	California Water Service Group	182,670
8,950	Cleco Corp.	467,280
48,742	CMS Energy Corp.	1,758,611
48,693	Consolidated Edison, Inc.	3,129,499
45,169	Crown Castle International Corp.	3,904,860
52,835	Duke Energy Corp.	3,771,891
54,842	Edison International	3,247,195
5,972	El Paso Electric Co.	229,922
52,734	Eversource Energy	2,693,125
26,095	Great Plains Energy, Inc.	712,654
7,439	IDACORP, Inc.	505,852
27,508	ITC Holdings Corp.	1,079,689
52,086	NiSource, Inc.	1,016,198
4,041	Northwest Natural Gas Co.	204,515
6,962	NorthWestern Corp.	377,689
7,569	ONE Gas, Inc.	379,737
71,035	PG&E Corp.	3,778,352
11,659	Piedmont Natural Gas Co., Inc.	664,796
17,741	Pinnacle West Capital Corp.	1,143,940
11,788	PNM Resources, Inc.	360,359
15,637	Portland General Electric Co.	568,718
112,772	PPL Corp.	3,848,908
25,972	Questar Corp.	505,935
25,178	SCANA Corp.	1,523,017
40,718	Sempra Energy	3,827,899
1,405	SJW Corp.	41,658
6,903	Southwest Gas Corp.	380,769
Number of Shares		Value
	United States 39.9% (continued)
41,444	TECO Energy, Inc.	$1,104,483
6,418	The Empire District Electric Co.	180,153
6,408	The Laclede Group, Inc.	380,699
86,675	The Southern Co.	4,055,523
52,486	WEC Energy Group, Inc.	2,693,057
24,884	Westar Energy, Inc.	1,055,330
84,330	Xcel Energy, Inc.	3,028,290
		68,410,698
	Total Common Stocks
	(Cost $161,541,716)	164,661,179
CLOSED-END FUNDS 0.9%
	United Kingdom 0.9%
446,232	HICL Infrastructure Co. Ltd.	991,363
289,267	International Public Partnerships Ltd.	594,031
		1,585,394
	Total Closed-End Funds
	(Cost $1,627,593)	1,585,394
SHORT-TERM INVESTMENTS 1.7%
	Investment Company 1.7%
2,934,092	STIT Liquid Assets Portfolio - Institutional Class, 0.29%	2,934,092
	Total Short-Term Investments
	(Cost $2,934,092)	2,934,092
	Total Investments 98.8%
	(Cost $166,103,401)	169,180,665
	Other Assets in Excess of Liabilities 1.2%	2,124,716
	TOTAL NET ASSETS 100.0%	$171,305,381

(a)  Non-Income Producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	27.5%
Transmission & Distribution	16.2
Gas	15.6
Airport	11.6
Toll Road	10.2
Communications	8.2
Water Utility	5.8
Port	1.1
Total Common Stocks	96.2
Social	0.9
Total Closed-End Funds	0.9
Total Short-Term Investments	1.7
Total Investments	98.8
Other Assets in Excess of Liabilities	1.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.9%
	Consumer Discretionary 18.1%
5,825	American Woodmark Corp. (a)	$465,884
4,190	BJ's Restaurants, Inc. (a)	182,139
8,840	CalAtlantic Group, Inc.	335,213
18,805	Century Communities, Inc. (a)	333,037
22,255	Chuy's Holdings, Inc. (a)	697,472
2,918	Expedia, Inc.	362,708
3,136	G-III Apparel Group Ltd. (a)	138,799
2,318	Jack in the Box, Inc.	177,814
11,998	LGI Homes, Inc. (a)	291,911
8,207	Lithia Motors, Inc. - Class A	875,441
15,272	MCBC Holdings, Inc. (a)	209,226
4,423	Monro Muffler Brake, Inc.	292,891
23,499	Motorcar Parts of America, Inc. (a)	794,501
53,181	Nautilus, Inc. (a)	889,186
33,708	PFSweb, Inc. (a)	433,822
70,675	Red Lion Hotels Corp. (a)	495,432
25,016	Skechers U.S.A., Inc. - Class A (a)	755,733
12,537	Sonic Corp.	405,071
27,373	Sportsman's Warehouse Holdings, Inc. (a)	353,112
8,385	Stamps.com, Inc. (a)	919,080
38,848	Tile Shop Holdings, Inc. (a)	637,107
		10,045,579
	Consumer Staples 1.2%
8,562	TreeHouse Foods, Inc. (a)	671,774
	Energy 0.4%
8,269	Canadian Solar, Inc. (a)	239,470
	Financial Services 9.6%
10,853	Bank of The Ozarks, Inc.	536,789
6,357	Blackhawk Network Holdings, Inc. (a)	281,043
15,407	Euronet Worldwide, Inc. (a)	1,115,929
3,893	Heartland Payment Systems, Inc.	369,134
13,109	Home BancShares, Inc.	531,177
Number of Shares		Value
	Financial Services 9.6% (continued)
21,979	LendingTree, Inc. (a)	$1,962,285
15,468	Western Alliance Bancorp. (a)	554,682
		5,351,039
	Health Care 23.8%
7,961	Adeptus Health, Inc. - Class A (a)	434,034
22,450	AMN Healthcare Services, Inc. (a)	697,072
13,891	Avinger, Inc. (a)	315,465
28,028	BioDelivery Sciences International, Inc. (a)	134,254
45,214	BioTelemetry, Inc. (a)	528,100
15,974	Cambrex Corp. (a)	752,216
12,888	Cantel Medical Corp.	800,860
42,434	Cross Country Healthcare, Inc. (a)	695,493
9,666	Cynosure, Inc. - Class A (a)	431,780
20,659	Dipexium Pharmaceuticals, Inc. (a)	231,381
5,787	Eagle Pharmaceuticals, Inc. (a)	513,133
25,835	Heska Corp. (a)	999,298
5,120	ICU Medical, Inc. (a)	577,434
33,306	INC Research Holdings, Inc. - Class A (a)	1,615,674
6,162	Inogen, Inc. (a)	247,035
22,302	iRadimed Corp. (a)	625,125
20,140	LeMaitre Vascular, Inc.	347,415
14,885	Ligand Pharmaceuticals, Inc. (a)	1,613,832
19,624	STERIS plc	1,478,472
5,267	Vascular Solutions, Inc. (a)	181,132
		13,219,205
	Materials & Processing 5.0%
29,667	Aceto Corp.	800,416
48,243	Energy Focus, Inc. (a)	663,341
21,141	Summit Materials, Inc. - Class A (a)	423,669
16,354	U.S. Concrete, Inc. (a)	861,201
		2,748,627

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.9% (continued)
	Producer Durables 7.9%
1,103	Allegiant Travel Co.	$185,116
13,664	Benefitfocus, Inc. (a)	497,233
4,906	CoStar Group, Inc. (a)	1,014,021
24,179	CUI Global, Inc. (a)	170,220
7,639	Dycom Industries, Inc. (a)	534,424
18,252	Kforce, Inc.	461,411
1,815	OSI Systems, Inc. (a)	160,918
17,687	Radiant Logistics, Inc. (a)	60,666
4,745	The Middleby Corp. (a)	511,843
3,377	TransDigm Group, Inc. (a)	771,476
		4,367,328
	Technology 28.5%
39,752	Attunity Ltd. (a)	439,260
36,503	Autobytel, Inc. (a)	823,508
12,159	CEVA, Inc. (a)	284,034
14,644	Cvent, Inc. (a)	511,222
26,509	Digi International, Inc. (a)	301,673
10,517	EPAM Systems, Inc. (a)	826,847
28,168	Fabrinet (a)	670,962
19,983	Five9, Inc. (a)	173,852
7,425	Fleetmatics Group plc (a)	377,116
19,751	Globant SA (a)	740,860
43,573	GTT Communications, Inc. (a)	743,355
17,010	HubSpot, Inc. (a)	957,833
14,004	Imperva, Inc. (a)	886,593
46,651	inContact, Inc. (a)	445,051
7,471	Luxoft Holding, Inc. - Class A (a)	576,238
6,116	Manhattan Associates, Inc. (a)	404,696
23,418	Paycom Software, Inc. (a)	881,219
13,104	Proofpoint, Inc. (a)	851,891
25,815	Q2 Holdings, Inc. (a)	680,742
38,705	The Rubicon Project, Inc. (a)	636,697
5,726	The Ultimate Software Group, Inc. (a)	1,119,490
47,530	TubeMogul, Inc. (a)	646,408
Number of Shares		Value
	Technology 28.5% (continued)
7,538	Tyler Technologies, Inc. (a)	$1,314,024
17,386	Workiva, Inc. - Class A (a)	305,472
45,759	Zix Corp. (a)	232,456
		15,831,499
	Utilities 2.4%
58,032	Boingo Wireless, Inc. (a)	384,172
11,724	j2 Global, Inc.	965,119
		1,349,291
	Total Common Stocks
	(Cost $48,014,058)	53,823,812
SHORT-TERM INVESTMENTS 3.3%
	Investment Company 3.3%
1,839,522	STIT-STIC Prime Portfolio - Institutional Class, 0.27%	1,839,522
	Total Short-Term Investments
	(Cost $1,839,522)	1,839,522
	Total Investments 100.2%
	(Cost $49,853,580)	55,663,334
	Liabilities in Excess of Other Assets (0.2)%	(89,565)
	TOTAL NET ASSETS 100.0%	$55,573,769

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	28.5%
Health Care	23.8
Consumer Discretionary	18.1
Financial Services	9.6
Producer Durables	7.9
Materials and Processing	5.0
Utilities	2.4
Consumer Staples	1.2
Energy	0.4
Total Common Stocks	96.9
Total Short-Term Investments	3.3
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.3%
	Consumer Discretionary 14.9%
114,458	Accuride Corp. (a)	$190,000
25,683	Bob Evans Farms, Inc.	997,785
24,223	Cabela's, Inc. (a)	1,131,941
12,059	Carter's, Inc.	1,073,613
10,196	Domino's Pizza, Inc.	1,134,305
36,497	Ethan Allen Interiors, Inc.	1,015,346
71,438	Lumber Liquidators Holdings, Inc. (a)	1,240,164
77,789	Performance Sports Group Ltd. (a)	749,108
17,677	Tenneco, Inc. (a)	811,551
13,875	The Cheesecake Factory, Inc.	639,776
55,142	The Finish Line, Inc. - Class A	996,967
		9,980,556
	Consumer Staples 5.1%
22,714	Cal-Maine Foods, Inc.	1,052,566
13,093	Casey's General Stores, Inc.	1,577,052
114,478	SUPERVALU, Inc. (a)	776,161
		3,405,779
	Energy 3.2%
103,020	Bill Barrett Corp. (a)	404,869
53,756	Cloud Peak Energy, Inc. (a)	111,812
259,752	McDermott International, Inc. (a)	870,169
48,073	Synergy Resources Corp. (a)	409,582
120,139	Willbros Group, Inc. (a)	323,174
		2,119,606
	Financials 19.6%
40,999	BancorpSouth, Inc.	983,566
53,969	CenterState Banks, Inc.	844,615
21,508	Community Bank System, Inc.	859,030
18,820	Endurance Specialty Holdings Ltd.	1,204,292
36,566	Glacier Bancorp, Inc.	970,096
138,810	MGIC Investment Corp. (a)	1,225,692
57,533	Old National Bancorp	780,147
39,608	Selective Insurance Group, Inc.	1,330,037
49,616	State Bank Financial Corp.	1,043,424
Number of Shares		Value
	Financials 19.6% (continued)
76,719	Sterling Bancorp	$1,244,382
19,233	The Hanover Insurance Group, Inc.	1,564,412
29,026	Webster Financial Corp.	1,079,477
		13,129,170
	Health Care 12.2%
53,781	Albany Molecular Research, Inc. (a)	1,067,553
20,868	CONMED Corp.	919,235
19,385	Integra LifeSciences Holdings Corp. (a)	1,313,915
58,960	Invacare Corp.	1,025,314
60,301	Kindred Healthcare, Inc.	718,185
8,819	LifePoint Hospitals, Inc. (a)	647,315
21,806	U.S. Physical Therapy, Inc.	1,170,546
23,305	VCA Antech, Inc. (a)	1,281,775
		8,143,838
	Industrials 11.2%
42,029	Brady Corp. - Class A	965,827
54,273	Briggs & Stratton Corp.	938,923
84,465	Commercial Vehicle Group, Inc. (a)	233,123
7,250	Genesee & Wyoming, Inc. - Class A (a)	389,253
30,604	Herman Miller, Inc.	878,335
87,923	PGT, Inc. (a)	1,001,443
39,674	Thermon Group Holdings, Inc. (a)	671,284
38,069	TriMas Corp. (a)	709,987
11,134	United Rentals, Inc. (a)	807,660
12,719	Westinghouse Air Brake Technologies Corp.	904,575
		7,500,410
	Information Technology 15.8%
36,669	Bottomline Technologies (de), Inc. (a)	1,090,169
13,657	CACI International, Inc. - Class A (a)	1,267,096

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.3% (continued)
	Information Technology 15.8% (continued)
125,410	Checkpoint Systems, Inc.	$786,321
64,188	Entegris, Inc. (a)	851,775
15,428	Fair Isaac Corp.	1,453,009
100,758	FormFactor, Inc. (a)	906,822
36,371	ManTech International Corp. - Class A	1,099,859
23,979	Plexus Corp. (a)	837,347
43,330	Progress Software Corp. (a)	1,039,920
44,582	VeriFone Systems, Inc. (a)	1,249,188
		10,581,506
	Materials 7.2%
6,312	Acuity Brands, Inc.	1,475,746
19,018	Carpenter Technology Corp.	575,675
11,306	Compass Minerals International, Inc.	851,003
13,053	Sensient Technologies Corp.	819,989
38,128	Unifi, Inc. (a)	1,073,303
		4,795,716
	Real Estate Investment Trusts 7.1%
28,619	Education Realty Trust, Inc.	1,084,088
86,545	FelCor Lodging Trust, Inc.	631,778
42,343	First Industrial Realty Trust, Inc.	937,051
11,177	National Health Investors, Inc.	680,344
20,577	Sun Communities, Inc.	1,410,142
		4,743,403
	Total Common Stocks
	(Cost $45,727,470)	64,399,984
Number of Shares		Value
SHORT-TERM INVESTMENTS 5.7%
	Investment Company 5.7%
3,846,072	Fidelity Institutional Money Market Portfolio, Select Class, 0.22%	$3,846,072
	Total Short-Term Investments
	(Cost $3,846,072)	3,846,072
	Total Investments 102.0%
	(Cost $49,573,542)	68,246,056
	Liabilities in Excess of Other Assets (2.0)%	(1,343,797)
	TOTAL NET ASSETS 100.0%	$66,902,259

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	19.6%
Information Technology	15.8
Consumer Discretionary	14.9
Health Care	12.2
Industrials	11.2
Materials	7.2
Real Estate Investment Trusts	7.1
Consumer Staples	5.1
Energy	3.2
Total Common Stocks	96.3
Total Short-Term Investments	5.7
Total Investments	102.0
Liabilities in Excess of Other Assets	(2.0)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.1%
	Consumer Discretionary 9.7%
3,480	Columbia Sportswear Co.	$169,685
24,398	Dana Holding Corp.	336,692
2,470	DineEquity, Inc.	209,135
7,214	DSW, Inc. - Class A	172,126
14,352	Entercom Communications Corp. - Class A (a)	161,173
10,328	Express, Inc. (a)	178,468
13,084	Interval Leisure Group, Inc.	204,241
25,112	JC Penney Co., Inc. (a)	167,246
6,200	Meredith Corp.	268,150
16,666	National CineMedia, Inc.	261,823
19,042	Ruth's Hospitality Group, Inc.	303,149
14,895	Sinclair Broadcast Group, Inc. - Class A	484,683
14,220	The E.W. Scripps Co. - Class A	270,180
		3,186,751
	Consumer Staples 0.8%
6,019	Dean Foods Co.	103,226
2,036	TreeHouse Foods, Inc. (a)	159,745
		262,971
	Energy 4.2%
38,704	Bonanza Creek Energy, Inc. (a)	203,970
9,460	Carrizo Oil & Gas, Inc. (a)	279,827
10,555	Delek US Holdings, Inc.	259,653
6,726	PDC Energy, Inc. (a)	359,034
31,205	Synergy Resources Corp. (a)	265,866
		1,368,350
	Financials 28.7%
6,617	American Equity Investment Life Holding Co.	159,006
14,974	Ameris Bancorp	508,966
7,202	Argo Group International Holdings Ltd.	430,968
4,277	Artisan Partners Asset Management, Inc. - Class A	154,229
Number of Shares		Value
	Financials 28.7% (continued)
10,124	Banner Corp.	$464,287
15,065	BNC Bancorp	382,350
6,662	Capital Bank Financial Corp.	213,051
26,619	CenterState Banks, Inc.	416,587
38,439	CNO Financial Group, Inc.	733,800
5,137	Endurance Specialty Holdings Ltd.	328,717
15,690	Fidelity Southern Corp.	350,044
19,359	Heritage Commerce Corp.	231,534
15,399	Heritage Financial Corp.	290,117
41,859	Heritage Oaks Bancorp	335,291
14,775	HomeStreet, Inc. (a)	320,765
3,459	IBERIABANK Corp.	190,487
16,251	National Penn Bancshares, Inc.	200,375
41,744	NewBridge Bancorp	508,442
11,041	NorthStar Asset Management Group, Inc.	134,038
15,632	Pacific Premier Bancorp, Inc. (a)	332,180
4,485	Piper Jaffray Companies (a)	181,194
18,588	Radian Group, Inc.	248,893
17,904	State Bank Financial Corp.	376,521
20,831	Synovus Financial Corp.	674,508
13,615	Trico Bancshares	373,596
23,413	United Community Banks, Inc.	456,319
7,685	Wintrust Financial Corp.	372,876
		9,369,141
	Health Care 7.2%
26,727	Accuray, Inc. (a)	180,407
19,380	Aceto Corp.	522,872
7,878	Alere, Inc. (a)	307,951
5,887	Impax Laboratories, Inc. (a)	251,728
5,016	PAREXEL International Corp. (a)	341,690
10,716	PharMerica Corp. (a)	375,060
4,287	Prestige Brands Holdings, Inc. (a)	220,695
24,908	Progenics Pharmaceuticals, Inc. (a)	152,686
		2,353,089

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.1% (continued)
	Industrials 13.2%
1,426	Allegiant Travel Co.	$239,326
2,440	Astec Industries, Inc.	99,308
4,180	Avis Budget Group, Inc. (a)	151,692
35,775	CBIZ, Inc. (a)	352,742
4,978	Curtiss-Wright Corp.	340,993
7,773	Deluxe Corp.	423,940
3,478	EMCOR Group, Inc.	167,083
3,190	Esterline Technologies Corp. (a)	258,390
12,231	Gibraltar Industries, Inc. (a)	311,156
4,136	Kadant, Inc.	167,963
11,879	MYR Group, Inc. (a)	244,826
13,888	SkyWest, Inc.	264,150
15,621	Tetra Tech, Inc.	406,458
7,732	The Timken Company	221,058
1,581	UniFirst Corp.	164,740
24,963	Wabash National Corp. (a)	295,312
10,053	West Corp.	216,843
		4,325,980
	Information Technology 11.4%
6,041	ARRIS Group, Inc. (a)	184,673
46,972	Atmel Corp.	404,429
36,023	Cypress Semiconductor Corp.	353,386
9,567	Mentor Graphics Corp.	176,224
4,101	Methode Electronics, Inc.	130,535
17,578	Photronics, Inc. (a)	218,846
8,103	Plexus Corp. (a)	282,957
12,903	Progress Software Corp. (a)	309,672
6,956	Science Applications International Corp.	318,446
5,930	Silicon Motion Technology Corp. - ADR	185,965
5,163	SYNNEX Corp.	464,308
8,641	VeriFone Systems, Inc. (a)	242,121
7,706	Verint Systems, Inc. (a)	312,555
7,496	Web.com Group, Inc. (a)	149,995
		3,734,112
Number of Shares		Value
	Materials 3.4%
1,624	Ashland, Inc.	$166,785
3,351	Kaiser Aluminum Corp.	280,344
6,382	Materion Corp.	178,696
7,633	Sensient Technologies Corp.	479,505
		1,105,330
	Real Estate Investment Trusts 15.4%
12,661	Acadia Realty Trust	419,712
9,434	CoreSite Realty Corp.	535,097
22,986	First Industrial Realty Trust, Inc.	508,680
36,280	First Potomac Realty Trust	413,592
20,872	Hudson Pacific Properties, Inc.	587,338
4,746	Kilroy Realty Corp.	300,327
11,937	Kite Realty Group Trust	309,526
10,729	National Storage Affiliates Trust	183,788
12,524	Pebblebrook Hotel Trust	350,923
3,851	QTS Realty Trust, Inc.	173,719
8,601	Rexford Industrial Realty, Inc.	140,712
11,871	Sabra Health Care REIT, Inc.	240,150
13,133	STAG Industrial, Inc.	242,304
9,073	Sun Communities, Inc.	621,773
		5,027,641
	Utilities 5.1%
7,153	Black Hills Corp.	332,114
5,851	Chesapeake Utilities Corp.	332,044
2,893	IDACORP, Inc.	196,724
4,546	Laclede Group, Inc.	270,078
6,226	Portland General Electric Co.	226,439
6,179	South Jersey Industries, Inc.	145,330
5,495	The Empire District Electric Co.	154,245
		1,656,974
	Total Common Stocks
	(Cost $29,479,627)	32,390,339

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 0.7%
	Investment Company 0.7%
229,663	STIT-STIC Prime Portfolio - Institutional Class, 0.27%	$229,663
	Total Short-Term Investments
	(Cost $229,663)	229,663
	Total Investments 99.8%
	(Cost $29,709,290)	32,620,002
	Other Assets in Excess of Liabilities 0.2%	58,680
	TOTAL NET ASSETS 100.0%	$32,678,682

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	28.7%
Real Estate Investment Trusts	15.4
Industrials	13.2
Information Technology	11.4
Consumer Discretionary	9.7
Health Care	7.2
Utilities	5.1
Energy	4.2
Materials	3.4
Consumer Staples	0.8
Total Common Stocks	99.1
Total Short-Term Investments	0.7
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$960,804,483	$9,669,963	$166,103,401
Foreign currency at cost	$1,199,070	$31,691	$205,172
Investments at value	$1,068,783,400	$9,489,301	$169,180,665
Foreign currency at value	1,192,034	31,698	204,728
Receivable for investments sold	21,176,224	—	2,616,502
Receivable for Fund shares sold	1,455,055	3,369,750	469
Interest and dividends receivable	977,304	2,815	739,531
Receivable for foreign currency	1,871,392	13,701	3,765,832
Receivable from Adviser	—	9,329	—
Prepaid expenses and other assets	45,841	12,197	15,773
Total assets	1,095,501,250	12,928,791	176,523,500
LIABILITIES:
Payable for investments purchased	—	86,828	532,184
Payable to Directors	1,263	1,250	1,263
Payable to Custodian	—	13,762	799,528
Payable for foreign currency	1,866,099	13,775	3,771,806
Payable to Adviser	717,359	—	79,675
Accrued expenses	82,566	20,659	33,663
Total liabilities	2,667,287	136,274	5,218,119
Net Assets	$1,092,833,963	$12,792,517	$171,305,381
NET ASSETS CONSIST OF:
Paid in capital	$981,840,242	$12,942,183	$170,024,136
Undistributed net investment income (loss)	(26,429)	448	13,432
Accumulated undistributed net realized gain (loss)	3,160,663	30,592	(1,797,319)
Net unrealized appreciation/depreciation on:
Investments	107,978,917	(180,662)	3,077,264
Foreign currency	(119,430)	(44)	(12,132)
Net Assets	$1,092,833,963	$12,792,517	$171,305,381
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$1,092,833,963	$12,792,517	$171,305,381
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	70,895,417	1,299,019	12,693,774
Net Asset Value, Redemption Price and Offering Price Per Share	$15.41	$9.85	$13.50

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2015 (Unaudited)

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$49,853,580	$49,573,542	$29,709,290
Investments at value	$55,663,334	$68,246,056	$32,620,002
Receivable for investments sold	48,236	—	—
Receivable for Fund shares sold	342,804	596,455	29,571
Interest and dividends receivable	2,077	48,620	47,429
Prepaid expenses and other assets	22,131	10,892	18,849
Total assets	56,078,582	68,902,023	32,715,851
LIABILITIES:
Payable for investments purchased	440,942	1,760,992	—
Payable for Fund shares redeemed	10,295	157,898	1,336
Payable to Directors	1,264	1,263	1,263
Payable to Adviser	27,774	53,651	15,366
Accrued distribution and shareholder servicing fees	1,036	3,716	—
Accrued expenses	23,502	22,244	19,204
Total liabilities	504,813	1,999,764	37,169
Net Assets	$55,573,769	$66,902,259	$32,678,682
NET ASSETS CONSIST OF:
Paid in capital	$55,507,771	$48,514,398	$29,583,821
Undistributed net investment income (loss)	(437,663)	20,527	33,871
Accumulated undistributed net realized gain (loss)	(5,306,093)	(305,180)	150,278
Net unrealized appreciation on investments	5,809,754	18,672,514	2,910,712
Net Assets	$55,573,769	$66,902,259	$32,678,682
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$52,484,249	$66,492,547	$32,678,682
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	3,285,767	7,819,802	1,013,293
Net Asset Value, Redemption Price and Offering Price Per Share	$15.97	$8.50	$32.25
CAPITAL STOCK, $0.01 PAR VALUE	Class Y	Class Y
Net Assets	$3,089,520	$409,712
Authorized	50,000,000	50,000,000
Issued and Outstanding	194,897	51,114
Net Asset Value, Redemption Price and Offering Price Per Share	$15.85	$8.02

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2015 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$8,107,084 (1)	$59,158 (2)	$2,606,011 (3)
Interest income	127,442	1,000	2,024
Total investment income	8,234,526	60,158	2,608,035
EXPENSES:
Investment advisory fees	4,513,776	33,021	603,582
Fund administration and accounting fees	126,591	12,467	33,325
Custody fees	45,844	12,173	24,098
Federal and state registration fees	24,977	13,547	14,655
Transfer agent fees	13,628	3,325	6,913
Directors' fees and related expenses	11,263	8,005	11,263
Audit fees	8,605	8,562	8,604
Legal fees	7,355	9,118	6,715
Reports to shareholders	6,077	2,865	4,174
Other	27,756	2,928	8,818
Total expenses before waiver and reimbursement	4,785,872	106,011	722,147
Waiver and reimbursement of expenses by Adviser	(272,096)	(72,989)	(118,565)
Net expenses	4,513,776	33,022	603,582
Net Investment Income	3,720,750	27,136	2,004,453
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	19,681,445	35,875	(1,147,754)
Foreign currency transactions	19,533	(807)	(52,761)
Change in net unrealized appreciation/depreciation on:
Investments	(21,051,126)	(105,771)	7,649,378
Foreign currency transactions	(43,968)	92	(8,879)
Net Realized and Unrealized Gain (Loss) on Investments	(1,394,116)	(70,611)	6,439,984
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,326,634	$(43,475)	$8,444,437

(1)  Net of $77,982 in foreign withholding taxes.

(2)  Net of $638 in foreign withholding taxes.

(3)  Net of $206,058 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2015 (Unaudited)

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$60,452 (4)	$437,534	$239,864
Interest income	797	640	561
Total investment income	61,249	438,174	240,425
EXPENSES:
Investment advisory fees	276,892	353,931	141,854
Fund administration and accounting fees	19,537	19,855	16,997
Federal and state registration fees	14,789	6,005	13,016
Directors' fees and related expenses	11,263	11,263	11,264
Transfer agent fees	10,278	7,343	5,192
Custody fees	9,631	8,623	8,255
Legal fees	7,604	8,843	7,823
Audit fees	7,587	7,597	7,597
Distribution and shareholder servicing fees - Class Y	6,133	—	—
Reports to shareholders	5,323	2,954	2,419
Other	3,080	3,250	2,482
Total expenses before waiver and reimbursement	372,117	429,664	216,899
Waiver and reimbursement of expenses by Adviser	(61,403)	(40,340)	(60,860)
Net expenses	310,714	389,324	156,039
Net Investment Income (Loss)	(249,465)	48,850	84,386
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(3,400,719)	4,247,611	175,516
Change in net unrealized appreciation/depreciation on investments	(4,779,939)	(11,076,970)	(1,594,265)
Net Realized and Unrealized Loss on Investments	(8,180,658)	(6,829,359)	(1,418,749)
Net Decrease in Net Assets Resulting from Operations	$(8,430,123)	$(6,780,509)	$(1,334,363)

(4)  Net of $116 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015	For the Six Months Ended December 31, 2015 (Unaudited)	For the Period March 23, 2015(1) through June 30, 2015
OPERATIONS:
Net investment income	$3,720,750	$6,175,435	$27,136	$14,591
Net realized gain (loss) on:
Investments	19,681,445	27,905,829	35,875	(4,476)
Foreign currency transactions	19,533	(102,432)	(807)	2,258
Change in net unrealized appreciation/depreciation on:
Investments	(21,051,126)	31,856,303	(105,771)	(74,891)
Foreign currency transactions	(43,968)	(102,745)	92	(136)
Net increase (decrease) in net assets resulting from operations	2,326,634	65,732,390	(43,475)	(62,654)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(8,131,435)	(7,806,584)	(43,537)	—
Net realized gain on investments	(33,623,773)	(14,749,904)	—	—
Net decrease in net assets resulting from distributions paid	(41,755,208)	(22,556,488)	(43,537)	—
CAPITAL SHARE TRANSACTIONS:
Shares sold	66,126,817	498,489,918	7,019,275	5,922,000
Shares issued to holders in reinvestment of distributions	37,406,977	20,274,009	28,167	—
Shares redeemed	(77,796,215)	(246,459,830)	(27,259)	—
Redemption fees	135	1,688	—	—
Net increase in net assets resulting from capital share transactions	25,737,714	272,305,785	7,020,183	5,922,000
Total Increase (Decrease) in Net Assets	(13,690,860)	315,481,687	6,933,171	5,859,346
NET ASSETS:
Beginning of Period	1,106,524,823	791,043,136	5,859,346	—
End of Period	$1,092,833,963	$1,106,524,823	$12,792,517	$5,859,346
Undistributed net investment income (loss)	$(26,429)	$4,384,256	$448	$16,849
TRANSACTIONS IN SHARES:
Shares sold	4,175,727	32,287,531	707,625	591,226
Shares issued to holders in reinvestment of distributions	2,467,479	1,313,083	2,907	—
Shares redeemed	(4,936,104)	(16,019,051)	(2,739)	—
Net increase in shares outstanding	1,707,102	17,581,563	707,793	591,226

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$2,004,453	$3,030,256	$(249,465)	$(306,299)
Net realized gain (loss) on:
Investments	(1,147,754)	18,860	(3,400,719)	(1,321,289)
Foreign currency transactions	(52,761)	(51,376)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	7,649,378	(8,935,477)	(4,779,939)	8,399,839
Foreign currency transactions	(8,879)	(5,981)	—	—
Net increase (decrease) in net assets resulting from operations	8,444,437	(5,943,718)	(8,430,123)	6,772,251
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(2,228,855)	(3,388,775)	—	—
Net realized gain on investments	(505,668)	(128,895)	—	—
Net decrease in net assets resulting from distributions paid	(2,734,523)	(3,517,670)	—	—
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	18,935,214	114,530,022	16,362,907	30,079,520
Shares issued to holders in reinvestment of distributions	2,335,572	3,166,238	—	—
Shares redeemed	(17,398,012)	(12,181,750)	(3,428,667)	(2,574,944)
Redemption fees	846	2,805	—	—
Net increase in net assets resulting from capital share transactions	3,873,620	105,517,315	12,934,240	27,504,576
CAPITAL SHARE TRANSACTIONS:			Class Y	Class Y
Shares sold			2,286,206	1,105,481
Shares redeemed			(933,217)	(358,350)
Net increase in net assets resulting from capital share transactions			1,352,989	747,131
Total Increase in Net Assets	9,583,534	96,055,927	5,857,106	35,023,958
NET ASSETS:
Beginning of Period	161,721,847	65,665,920	49,716,663	14,692,705
End of Period	$171,305,381	$161,721,847	$55,573,769	$49,716,663
Undistributed net investment income (loss)	$13,432	$237,834	$(437,663)	$(188,198)
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	1,456,488	8,340,792	933,380	1,871,234
Shares issued to holders in reinvestment of distributions	176,235	231,339	—	—
Shares redeemed	(1,294,146)	(865,296)	(201,566)	(156,298)
Net increase in shares outstanding	338,577	7,706,835	731,814	1,714,936
TRANSACTIONS IN SHARES:			Class Y	Class Y
Shares sold			127,796	68,452
Shares redeemed			(55,334)	(21,760)
Net increase in shares outstanding			72,462	46,692

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Netols Small Cap Value Fund		Phocas Small Cap Value Fund
	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$48,850	$(88,931)	$84,386	$156,452
Net realized gain on investments	4,247,611	13,553,228	175,516	370,123
Change in net unrealized appreciation/depreciation on investments	(11,076,970)	(10,639,302)	(1,594,265)	(331,926)
Net increase (decrease) in net assets resulting from operations	(6,780,509)	2,824,995	(1,334,363)	194,649
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class
Net investment income	(28,132)	—	(186,980)	(19,945)
Net realized gain on investments	(12,487,471)	(20,922,751)	(163,607)	(1,223,630)
Net decrease in net assets resulting from distributions paid	(12,515,603)	(20,922,751)	(350,587)	(1,243,575)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class Y	Class Y
Net investment income	(191)	—
Net realized gain on investments	(84,874)	(140,390)
Net decrease in net assets resulting from distributions paid	(85,065)	(140,390)
CAPITAL SHARE TRANSACTIONS:	Institutional Class	Institutional Class
Shares sold	5,270,211	4,476,451	7,506,980	8,336,269
Shares issued to holders in reinvestment of distributions	10,488,792	18,286,489	350,587	1,243,575
Shares redeemed	(7,817,557)	(25,348,922)	(2,179,767)	(3,996,912)
Net increase (decrease) in net assets resulting from capital share transactions	7,941,446	(2,585,982)	5,677,800	5,582,932
CAPITAL SHARE TRANSACTIONS:	Class Y	Class Y
Shares sold	6,869	30,613
Shares issued to holders in reinvestment of distributions	83,093	140,390
Shares redeemed	(71,157)	(161,366)
Net increase in net assets resulting from capital share transactions	18,805	9,637
Total Increase (Decrease) in Net Assets	(11,420,926)	(20,814,491)	3,992,850	4,534,006
NET ASSETS:
Beginning of Period	78,323,185	99,137,676	28,685,832	24,151,826
End of Period	$66,902,259	$78,323,185	$32,678,682	$28,685,832
Undistributed net investment income	$20,527	$—	$33,871	$136,465
TRANSACTIONS IN SHARES:	Institutional Class	Institutional Class
Shares sold	581,103	359,802	231,400	242,804
Shares issued to holders in reinvestment of distributions	1,251,646	1,644,468	11,049	36,869
Shares redeemed	(718,137)	(2,016,766)	(64,673)	(115,864)
Net increase (decrease) in shares outstanding	1,114,612	(12,496)	177,776	163,809
TRANSACTIONS IN SHARES:	Class Y	Class Y
Shares sold	657	2,349
Shares issued to holders in reinvestment of distributions	10,518	13,232
Shares redeemed	(7,109)	(13,308)
Net increase in shares outstanding	4,066	2,273

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$15.99		$15.33	$13.43	$10.81	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.10 (2)	0.19 (2)	0.17 (2)	0.11	(2)
Net realized and unrealized gain (loss) on investments	(0.03)		0.91	1.91	2.68	0.70
Total Income from Investment Operations	0.02		1.01	2.10	2.85	0.81
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.12)	(0.08)	(0.09)	—
From net realized gain on investments	(0.48)		(0.23)	(0.12)	(0.14)	—
Total Distributions	(0.60)		(0.35)	(0.20)	(0.23)	—
Redemption fees retained	—	(3)	— (3)	— (3)	— (3)	—
Net Asset Value, End of Period	$15.41		$15.99	$15.33	$13.43	$10.81
Total Return	0.15	%(4)	6.72%	15.76%	26.68%	8.10	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,092,834		$1,106,525	$791,043	$346,695	$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85	%(5)	0.86%	0.89%	0.97%	1.14	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.61	%(5)	0.56%	1.18%	1.17%	1.70	%(5)
Net of waivers and reimbursements	0.66	%(5)	0.62%	1.27%	1.34%	2.04	%(5)
Portfolio turnover rate	19	%(4)	69%	20%	31%	19	%(4)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2015 (Unaudited)		Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$9.91		$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03
Net realized and unrealized loss on investments	(0.03)		(0.12)
Total Loss from Investment Operations	(0.01)		(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.05)		—
Total Distributions	(0.05)		—
Net Asset Value, End of Period	$9.85		$9.91
Total Return	(0.13	)%(2)	(0.90	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,793		$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	2.57	%(3)	4.96	%(3)
Net of waivers and reimbursements	0.80	%(3)	0.80	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(1.11	)%(3)	(3.16	)%(3)
Net of waivers and reimbursements	0.66	%(3)	1.00	%(3)
Portfolio turnover rate	15	%(2)	7	%(2)

(1)  Commenced operations on March 23, 2015.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$13.09		$14.13	$11.54	$10.65	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.42 (2)	0.55 (2)	0.49 (2)	0.24
Net realized and unrealized gain (loss) on investments	0.47		(0.96)	2.22	0.84	0.41
Total Income (Loss) from Investment Operations	0.62		(0.54)	2.77	1.33	0.65
LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.47)	(0.18)	(0.44)	—
From net realized gain on investments	(0.04)		(0.03)	—	— (3)	—
Total Distributions	(0.21)		(0.50)	(0.18)	(0.44)	—
Redemption fees retained	—	(3)	— (3)	— (3)	—	—
Net Asset Value, End of Period	$13.50		$13.09	$14.13	$11.54	$10.65
Total Return	4.78	%(4)	(4.03)%	24.22%	12.73%	6.50	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$171,305		$161,722	$65,666	$7,303	$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	0.84	%(5)	0.93%	1.45%	3.66%	6.55	%(5)
Net of waivers and reimbursements	0.70	%(5)	0.70%	0.70%	0.70%	0.70	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	2.18	%(5)	2.77%	3.47%	1.34%	(1.09	)%(5)
Net of waivers and reimbursements	2.32	%(5)	3.00%	4.22%	4.30%	4.76	%(5)
Portfolio turnover rate	11	%(4)	17%	16%	7%	7	%(4)

(1)  Commenced operations on January 18, 2012.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$18.58		$16.06		$13.22		$10.31		$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08	)(2)	(0.16	)(2)	(0.14	)(2)	(0.04	)(2)	(0.08	)(2)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	(2.53)		2.68		3.32		2.95		(0.36)		0.77
Total Income (Loss) from Investment Operations	(2.61)		2.52		3.18		2.91		(0.44)		0.75
LESS DISTRIBUTIONS:
From net realized gain on investments	—		—		(0.34)		—		—		—
Total Distributions	—		—		(0.34)		—		—		—
Net Asset Value, End of Period	$15.97		$18.58		$16.06		$13.22		$10.31		$10.75
Total Return	(14.05	)%(4)	15.62%		24.16%		28.35%		(4.28)%		7.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$52,484		$47,455		$13,478		$3,983		$2,824		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	1.32	%(5)	1.52%		2.46%		4.02%		5.25%		10.93	%(5)
Net of waivers and reimbursements	1.10	%(5)	1.10%		1.10%		1.10%		1.10%		1.10	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.10	)%(5)	(1.37)%		(2.26)%		(3.28)%		(5.02)%		(10.75	)%(5)
Net of waivers and reimbursements	(0.88	)%(5)	(0.95)%		(0.90)%		(0.36)%		(0.87)%		(0.92	)%(5)
Portfolio turnover rate(6)	85	%(4)	124%		173%		140%		138%		28	%(4)

(1)  Commenced operations on March 23, 2011.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015		Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$18.48		$16.04		$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11	)(2)	(0.23	)(2)	(0.08	)(2)
Net realized and unrealized gain (loss) on investments	(2.52)		2.67		(0.23	)(3)
Total Income (Loss) from Investment Operations	(2.63)		2.44		(0.31)
Net Asset Value, End of Period	$15.85		$18.48		$16.04
Total Return	(14.19	)%(4)	15.15%		(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,090		$2,262		$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	1.72	%(5)	1.95%		2.73	%(5)
Net of waivers and reimbursements	1.50	%(5)	1.50%		1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.50	)%(5)	(1.82)%		(2.36	)%(5)
Net of waivers and reimbursements	(1.28	)%(5)	(1.37)%		(1.13	)%(5)
Portfolio turnover rate(6)	85	%(4)	124%		173	%(4)

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$11.60		$14.66	$15.35		$12.86	$13.75	$10.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—	(1)	0.01	(0.04	)(2)	0.01	0.01	(0.05	)(3)
Net realized and unrealized gain (loss) on investments	(1.07)		0.37	3.50		3.17	(0.90)	3.72
Total Income (Loss) from Investment Operations	(1.07)		0.38	3.46		3.18	(0.89)	3.67
LESS DISTRIBUTIONS:
From net investment income	(0.01)		—	—		—	—	—	(1)
From net realized gain on investments	(2.02)		(3.44)	(4.15)		(0.69)	—	—
Total Distributions	(2.03)		(3.44)	(4.15)		(0.69)	—	—
Net Asset Value, End of Period	$8.50		$11.60	$14.66		$15.35	$12.86	$13.75
Total Return	(8.99	)%(4)	3.61%	24.63%		25.61%	(6.47)%	36.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$66,492		$77,802	$98,504		$113,151	$134,544	$166,450
Ratio of expenses to average net assets
Before waivers and reimbursements	1.21	%(5)	1.18%	1.17%		1.18%	1.22%	1.13%
Net of waivers and reimbursements	1.10	%(5)	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.02	%(5)	(0.18)%	(0.35)%		(0.14)%	(0.08)%	(0.39)%
Net of waivers and reimbursements	0.13	%(5)	(0.10)%	(0.28)%		(0.06)%	0.04%	(0.36)%
Portfolio turnover rate(6)	12	%(4)	22%	24%		28%	28%	33%

(1)  Less than one cent per share.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$11.07		$14.15		$15.03		$12.65	$13.59	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—	(1)(2)	(0.01	)(1)	(0.17	)(1)	(0.05)	(0.05)	(0.09	)(3)
Net realized and unrealized gain (loss) on investments	(1.02)		0.37		3.44		3.12	(0.89)	3.68
Total Income (Loss) from Investment Operations	(1.02)		0.36		3.27		3.07	(0.94)	3.59
LESS DISTRIBUTIONS:
From net investment income	(0.01)		—		—		—	—	—
From net realized gain on investments	(2.02)		(3.44)		(4.15)		(0.69)	—	—
Total Distributions	(2.03)		(3.44)		(4.15)		(0.69)	—	—
Net Asset Value, End of Period	$8.02		$11.07		$14.15		$15.03	$12.65	$13.59
Total Return	(8.96	)%(4)	3.61%		23.84%		25.15%	(6.92)%	35.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$410		$521		$633		$20,228	$17,765	$22,792
Ratio of expenses to average net assets
Before waivers and reimbursements	1.21	%(5)	1.18%		1.57%		1.58%	1.62%	1.53%
Net of waivers and reimbursements	1.10	%(5)	1.10%		1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.02	%(5)	(0.18)%		(1.19)%		(0.54)%	(0.48)%	(0.79)%
Net of waivers and reimbursements	0.13	%(5)	(0.10)%		(1.12)%		(0.46)%	(0.36)%	(0.76)%
Portfolio turnover rate(6)	12	%(4)	22%		24%		28%	28%	33%

(1)  Per share net investment income (loss) has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$34.33		$35.96	$28.72		$23.30	$24.51	$18.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09		0.19	(0.05	)(2)	0.20	0.06	0.04 (2)
Net realized and unrealized gain (loss) on investments	(1.76)		0.08	9.25		5.41	(1.25)	6.13
Total Income (Loss) from Investment Operations	(1.67)		0.27	9.20		5.61	(1.19)	6.17
LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.03)	(0.05)		(0.19)	(0.02)	(0.06)
From net realized gain on investments	(0.19)		(1.87)	(1.91)		—	—	—
Total Distributions	(0.41)		(1.90)	(1.96)		(0.19)	(0.02)	(0.06)
Redemption fees retained	—		—	—		—	—	— (3)
Net Asset Value, End of Period	$32.25		$34.33	$35.96		$28.72	$23.30	$24.51
Total Return	(4.83	)%(4)	0.84%	32.72%		24.29%	(4.91)%	33.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$32,679		$28,686	$24,152		$9,004	$18,821	$20,507
Ratio of expenses to average net assets
Before waivers and reimbursements	1.53	%(5)	1.54%	1.97%		2.50%	1.70%	1.69%
Net of waivers and reimbursements	1.10	%(5)	1.10%	1.10%		1.05%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.16	%(5)	0.16%	(1.00)%		(1.08)%	(0.51)%	(0.52)%
Net of waivers and reimbursements	0.59	%(5)	0.60%	(0.13)%		0.37%	0.20%	0.18%
Portfolio turnover rate	19	%(4)	52%	53%		196%	50%	37%

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Per share net investment income (loss) has been calculated using the daily average shares method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier Timpani Small Cap Growth Fund and Frontier Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund is long-term total investment through capital appreciation.

As of December 31, 2015, the Company had six series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontier MFG Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	MFG Asset Management	Single Class	Dec. 28, 2011
Frontier MFG Global Plus Fund (a)	Frontegra	MFG Asset Management	Multi-Class • Institutional • Class Y (b)	Mar. 23, 2015
Frontier MFG Core Infrastructure Fund (a)	Frontegra	MFG Asset Management	Single Class	Jan. 18, 2012
Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (c)	None	Multi-Class • Institutional • Class Y	Mar. 23, 2011
Frontier Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc.	Multi-Class • Institutional • Class Y	Dec. 16, 2005
Frontier Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Single Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of December 31, 2015, the Class Y shares of the Frontier MFG Global Plus Fund had not commenced operations.

(c)  Timpani is an affiliate of Frontegra.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchanged-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the "Board"). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontier MFG Global Equity, Frontier MFG Global Plus and Frontier MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Funds' securities as of December 31, 2015:

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$928,979,066	$—	$—	$928,979,066
Total Equity	928,979,066	—	—	928,979,066
Short-Term Investments	139,804,334	—	—	139,804,334
Total Investments in Securities	$1,068,783,400	$—	$—	$1,068,783,400

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

MFG Global Plus

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$8,016,062	$—	$—	$8,016,062
Total Equity	8,016,062	—	—	8,016,062
Short-Term Investments	1,473,239	—	—	1,473,239
Total Investments in Securities	$9,489,301	$—	$—	$9,489,301

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$164,661,179	$—	$—	$164,661,179
Closed-End Funds	1,585,394	—	—	1,585,394
Total Equity	166,246,573	—	—	166,246,573
Short-Term Investments	2,934,092	—	—	2,934,092
Total Investments in Securities	$169,180,665	$—	$—	$169,180,665

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$53,823,812	$—	$—	$53,823,812
Total Equity	53,823,812	—	—	53,823,812
Short-Term Investments	1,839,522	—	—	1,839,522
Total Investments in Securities	$55,663,334	$—	$—	$55,663,334

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$64,399,984	$—	$—	$64,399,984
Total Equity	64,399,984	—	—	64,399,984
Short-Term Investments	3,846,072	—	—	3,846,072
Total Investments in Securities	$68,246,056	$—	$—	$68,246,056

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$32,390,339	$—	$—	$32,390,339
Total Equity	32,390,339	—	—	32,390,339
Short-Term Investments	229,663	—	—	229,663
Total Investments in Securities	$32,620,002	$—	$—	$32,620,002

(a)  See Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

For the six months ended December 31, 2015, there were no transfers between Levels 1, 2 and 3. The Funds did not hold any Level 3 securities during the six month period ended December 31, 2015. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Frontier MFG Core Infrastructure Fund, dividends from net investment income are usually declared and paid annually. The Frontier MFG Core lnfrastructure Fund usually declares and pays dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2015, and the fiscal year ended June 30, 2015, were as follows:

	Six Months Ended December 31, 2015			Year Ended June 30, 2015
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
MFG Global Equity	$14,706,898	$27,048,310	$41,755,208	$16,691,674	$5,864,814	$22,556,488
MFG Global Plus	43,537	—	43,537	—	—	—
MFG Core Infrastructure	2,448,851	285,672	2,734,523	3,489,745	27,925	3,517,670
Netols Small Cap Value	984,151	11,616,517	12,600,668	—	21,063,141	21,063,141
Phocas Small Cap Value	186,980	163,607	350,587	316,055	927,520	1,243,575

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

At June 30, 2015, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$988,685,878	$5,928,338	$165,129,525	$39,575,216	$50,058,716	$23,967,663
Gross unrealized appreciation	$154,970,966	$88,059	$4,330,474	$11,198,149	$32,372,622	$5,233,966
Gross unrealized depreciation	(37,440,768)	(163,762)	(9,320,533)	(750,457)	(4,093,408)	(754,221)
Net unrealized appreciation/depreciation	117,530,198	(75,703)	(4,990,059)	10,447,692	28,279,214	4,479,745
Undistributed ordinary income	9,255,166	16,849	382,816	—	955,823	136,465
Undistributed long-term capital gain	23,712,393	—	181,827	—	8,534,001	163,601
Total distributable earnings	32,967,559	16,849	564,643	—	9,489,824	300,066
Other accumulated losses	(75,462)	(3,800)	(3,253)	(1,951,571)	—	—
Total accumulated earnings (losses)	$150,422,295	$(62,654)	$(4,428,669)	$8,496,121	$37,769,038	$4,779,811

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

At June 30, 2015, the Timpani Small Cap Growth Fund had a short-term capital loss carryforward that will not expire of $1,597,380.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2015, the following Funds deferred, on a tax basis, post-October losses and ordinary late-year losses of:

	Post-October Capital Loss Deferred	Ordinary Late-Year Loss Deferred
MFG Global Plus	$3,664	$—
Timpani Small Cap Growth	165,993	188,198

d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2015, the following table shows the reclassifications made:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Paid in capital	$—	$—	$—	$(206,307)	$(1,555)	$—
Undistributed net investment income (loss)	(102,432)	2,258	(51,376)	165,378	140,742	(42)
Accumulated undistributed net realized gain (loss)	102,432	(2,258)	51,376	40,929	(139,187)	42

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The MFG Global Equity, MFG Global Plus, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2016, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
MFG Global Equity	0.80%	0.80%
MFG Global Plus	0.80%	0.80%
MFG Core Infrastructure	0.70%	0.70%
Timpani Small Cap Growth - Institutional Class	1.00%	1.10%
Timpani Small Cap Growth - Class Y	1.00%	1.50%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value	1.00%	1.10%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	MFG Global Equity	MFG Global Plus		MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
2016	$294,528	$—		$100,062	$95,252	$121,910	$147,770
2017	524,574	—		147,255	107,201	78,732	117,689
2018	621,649	60,682	*	232,227	131,253	69,287	114,802
2019	272,096	72,989		118,565	61,403	40,340	60,860
Total	$1,712,847	$133,671		$598,109	$395,109	$310,269	$441,121

*  Expenses waived/reimbursed were for the period March 23, 2015 through June 30, 2015.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2015, an affiliate of Frontegra owned a controlling interest in the Frontier MFG Global Plus Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2015, are summarized below:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Purchases	$181,279,273	$4,149,188	$21,526,616	$58,500,693	$8,110,413	$11,190,341
Sales	$187,222,194	$1,027,167	$18,299,562	$45,338,487	$14,023,553	$5,338,627

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Frontier Netols Small Cap Value Fund, the Frontier Timpani Small Cap Growth Fund and the Frontier MFG Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. As of December 31, 2015, the Class Y shares of the Frontier MFG Global Plus Fund had not commenced operations. For the six months ended December 31, 2015, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $0 and $3,833, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the six months ended December 31, 2015, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $0 and $2,300, respectively, in shareholder servicing expenses.

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

A special meeting of shareholders (the "Special Meeting") of the Frontier Timpani Small Cap Growth Fund (the "Fund"), a series of Frontier Funds, Inc. (the "Company"), was held on August 18, 2015. At the Special Meeting, shareholders voted on a proposal to approve a new advisory agreement between Timpani Capital Management LLC ("Timpani"), the investment adviser to the Fund, and the Company. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on June 24, 2015.

At the Special Meeting held on August 18, 2015, a new advisory agreement between Timpani and the Company was approved by shareholders of the Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
1,361,262	0	152,645	N/A

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed September 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	2/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/22/2016

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	2/22/2016